SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 19, 2000
                        (Date of earliest event reported)


                             DONALDSON COMPANY, INC.
             (Exact name of Registrant as specified in its charter)



        Delaware                        1-7891                   41-0222640
(State of Incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)


                              1400 West 94th Street
                          Minneapolis, Minnesota 55431
          (Address of principal executive offices, including zip code)


                                 (952) 887-3131
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure

         The registrant's press release dated October 19, 2000, regarding the public availability of its anual report for the fiscal year ending July 31, 2000 is exhibit 99.1 of this Form 8-K.

         The annual report includes a significant amount of information about Donaldson, including financial highlights, the letter to shareholders, operating segment information, management's discussion and analysis, the consolicated financial statements and the notes thereto.

         Donaldson's web site (www.donaldson.com) contains a significant amount of information about Donaldson, including financial and other information for investors. Donaldson encourages investors to visit its website from time to time, as information is updated and new information is posted.

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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DONALDSON COMPANY, INC.


                                       By /s/ Thomas A. Windfeldt
                                          ----------------------------------
                                       Name:  Thomas A. Windfeldt
                                       Title: Vice President and Controller


Date: October 19, 2000


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                                  EXHIBIT INDEX



Exhibit          Description                                               Page
-------          -----------                                               ----

99.1             Press Release, dated October 19, 2000                       5


                                        4